INDEXIQ ACTIVE ETF TRUST
(the “Trust”)
Supplement dated December 30, 2021 (“Supplement”)
to the Statements of Additional Information (collectively, the “SAIs”) of:
IQ MacKay Municipal Insured ETF, IQ MacKay Municipal Short Duration ETF, IQ MacKay Municipal Intermediate ETF and IQ Ultra Short Duration ETF, dated August 31, 2021;
IQ MacKay ESG Core Plus Bond ETF, dated June 18, 2021; and
IQ MacKay California Municipal Intermediate ETF, dated December 14, 2021.
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAIs.
Effective December 31, 2021, Reena Aggarwal will resign her position as Trustee of the Trust. Consequently, all references to Ms. Aggarwal in the SAIs should be disregarded in their entirety.
As a result of Ms. Aggarwal’s resignation, Kirk C. Lehneis, Interested Trustee and President of the Trust, will serve as the Chair of the Board of Trustees (the “Board”). Further, Paul Schaeffer, Independent Trustee of the Trust, will serve as the Chair of the Board’s Nominating Committee.
Finally, effective January 1, 2022, each Independent Trustee will receive from the Fund Complex, either directly or indirectly, an annual retainer of $60,000. In addition, as the Chair of both the Audit Committee and Valuation Committee, Michael Pignataro will receive a total annual stipend of $20,000, which represents $10,000 for each committee; and as the Nominating Committee Chair, Mr. Schaeffer will receive an annual stipend of $10,000. In addition, the Independent Trustees will continue to be reimbursed for all reasonable travel expenses relating to their attendance at meetings of the Board.
Investors Should Retain this Supplement for Future Reference
ME15p-12/21